UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 375-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 3, 2013, Schlumberger Investment SA (“SISA”) issued $1,500,000,000 aggregate principal amount of its 3.650% Senior Notes due 2023 (the “Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), filed with the Securities and Exchange Commission (the “Commission”) on August 26, 2013 (Registration No. 333-190822) (the “Registration Statement”). The Notes, which are fully and unconditionally guaranteed by Schlumberger Limited (“Schlumberger”), were sold pursuant to an underwriting agreement dated as of November 25, 2013 (the “Underwriting Agreement”), by and among (a) SISA and Schlumberger and (b) Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters (collectively, the “Underwriters”). The Notes were issued under an Indenture dated as of December 3, 2013, by and among SISA, as issuer, Schlumberger, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), as supplemented by a First Supplemental Indenture dated as of December 3, 2013 by and among SISA, as issuer, Schlumberger, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “First Supplemental Indenture”).

The relevant terms of the Notes, the Indenture and the First Supplemental Indenture are further described under the caption “Description of the Notes” in the prospectus supplement dated November 25, 2013, filed with the Commission by Schlumberger on November 26, 2013, pursuant to Rule 424(b)(5) under the Securities Act and in the section entitled “Description of Debt Securities” in the base prospectus dated August 26, 2013, included in the Registration Statement, which descriptions are incorporated herein by reference.

The Underwriting Agreement, the Indenture and the First Supplemental Indenture (including the form of the Notes) are filed as exhibits hereto and incorporated herein by reference. The descriptions of the Underwriting Agreement, the Indenture and the First Supplemental Indenture (including the form of the Notes) in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Underwriting Agreement, the Indenture and the Supplemental Indenture (including the form of the Notes), respectively. Schlumberger is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d) Exhibits

1	Underwriting Agreement dated November 25, 2013, by and between (a) Schlumberger Investment SA and Schlumberger Limited and (b) Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC.

4.1	Indenture dated as of December 3, 2013, among Schlumberger Investment SA, Schlumberger Limited and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture dated as of December 3, 2013, among Schlumberger Investment SA, Schlumberger Limited and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 3.650% Senior Notes due 2023 (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

5.2	Opinion of Loyens & Loeff Luxembourg S.à r.l.

5.3	Opinion of STvB Advocaten.

23.1	Consent of Baker Botts LLP (included in Exhibit 5.1).

23.2	Consent of Loyens & Loeff Luxembourg S.à r.l. (included in Exhibit 5.2).

23.3	Consent of STvB Advocaten (included in Exhibit 5.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: December 3, 2013